Exhibit 99.1

Amplitude Announces Departure of President

Reaffirms Financial Guidance for the First Quarter and Full Year of 2026

San Francisco, CA – February 24, 2026 – Amplitude, Inc. (Nasdaq: AMPL), the leading AI analytics platform, today announced that Thomas Hansen will be departing from his role as President of the Company, effective March 31, 2026. Mr. Hansen will serve the Company in an advisory capacity through April 1, 2027 to support continuity and a smooth transition. Mr. Hansen’s departure from the Company is not the result of any dispute or disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Nathaniel Crook, Amplitude’s current Chief Revenue Officer, will be stepping in as Amplitude’s first Chief Commercial Officer to assume many of Mr. Hansen’s responsibilities.

Additionally, the Company is reaffirming its financial outlook for the first quarter and full year of 2026 as described in its earnings release on February 18, 2026.

About Amplitude

Amplitude is the leading AI analytics platform, helping over 4,700 customers—including Atlassian, Burger King, NBCUniversal, Square, and Under Armour—build better products and digital experiences. With powerful AI Agents embedded across our platform, teams can analyze, test, and optimize user experiences faster than ever. Ranked #1 across multiple categories in G2’s Fall 2025 Report, Amplitude is the best-in-class solution for product, data, and marketing teams. Learn more at amplitude.com.

Forward-Looking Statements:

This press release contains express and implied “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Company’s financial outlook for the first quarter and full year 2026. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would,” and “outlook,” or the negative version of those words or phrases or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not statements of historical fact, and are based on current expectations, estimates, and projections about the Company’s industry as well as certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond the Company’s control. These statements are subject to numerous uncertainties and risks that could cause actual results, performance, or achievement to differ materially and adversely from those anticipated or implied in the statements, including risks related to: the Company’s limited operating history and rapid growth over the last several years, which makes it difficult to forecast the Company’s future results of operations; the Company’s history of losses; any decline in the Company’s customer retention or expansion of its commercial relationships with existing customers or an inability to attract new customers; expected fluctuations in the Company’s financial results, making it difficult to project future results; the Company’s focus on sales to larger organizations and potentially increased dependency on those relationships, which may increase the variability of the Company’s sales cycles and results of operations; downturns or upturns in new sales, which may not be immediately reflected in the Company’s results of operations and may be difficult to discern; unfavorable conditions in the Company’s industry or the global economy, including as a result of the imposition of tariffs or other trade protection measures, or reductions in information technology spending, which could limit the Company’s ability to grow its business; the market for SaaS applications, which may develop more slowly than the Company expects or decline; the Company’s intellectual property rights, which may not protect its business or provide the Company with a competitive advantage; and evolving privacy and other data-related laws; and the impact of sanctions related to Russia on the Company’s ability to collect receivables. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are or will be included under the caption “Risk Factors” and elsewhere in the reports and other documents that the Company files with the Securities and Exchange Commission from time to time, including the Company’s Annual Report on Form 10-K filed on February 19, 2026. The forward-looking statements made in this press release relate only to events as of the date on which the statements are made. The Company undertakes no obligation to update any forward-looking statements made in this press release to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, except as required by law.

Press Contact:

press@amplitude.com